Citi Power and Utility Conference Boston, MA June 2, 2011 Citi Utility Conference June 2, 2011 Exhibit 99.1

Forward Looking Disclosures
Forward-looking statements: Certain matters discussed in this presentation are “forward-
looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,”
“intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although we believe expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2010 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk
Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and
Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data:
Notes 13 and 15; and (2) those discussed in the company’s Quarterly Report on Form 10-
Q filed May 5, 2011 (a) in ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1.
Financial Statements: Notes 8 and 9; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.
Citi Utility Conference June 2, 2011

• Mark Ruelle selected to succeed Bill Moore as CEO
• New KCC Commissioner elected as chairman
• Wolf Creek update - performance indicators and outage
• Predetermination request for additional 370MW of renewables approved
• Q1 2011 EPS of $0.27 flat compared with 2010
Recent Events
Citi Utility Conference June 2, 2011

• Kansas Corporation Commission
– Three-member board appointed by governor
– Serve staggered four year terms
• Newest commissioner
– Mark Sievers (R)
• Appointed by governor to serve 4-year term, expiring March 2015
– Elected chairman
• Attorney and economist
• Executive experience in telecommunications industry
• Current KCC commissioners
– Thomas Wright (D)
• Term expires March 2014
– Ward Loyd (R)
• Term expires March 2012
Kansas Regulators
Citi Utility Conference June 2, 2011

• NRC performance indicators all “green”
– NRC returned station to desired “Column 1” oversight
• NRC examinations of all U.S. plants after Japanese event reaffirmed capability to maintain reactor safety following large explosions or fires
– NRC concluded Wolf Creek disaster plans adequately address expected emergencies, including tornado threat
• NRC safety review is an ongoing improvement cycle based on lessons learned
• Turbine upgraded during spring refuel and maintenance outage
– Upgrade follows early 20-year license extension received in 2009
– Required longer planned outage than typical
• Also provided opportunity for more detailed equipment inspections
– Scope of work increased length of outage beyond plan
– Outage extended further to address generator grounding issue
» Expect extension of 4 to 6 weeks
Wolf Creek Update
Citi Utility Conference June 2, 2011

• Statute requires < 200 MW additional renewables by 2011
– Potential to satisfy requirement with RECs until projects placed in-service in late 2012
• KCC approved request for < 370 MW through PPAs
– Tentative agreements for 2 projects
• Post Rock Wind Farm - 201 MW
• Ironwood Wind Farm – 168 MW
– Expect both projects to be in-service by end 2012
– Recover through the fuel adjustment clause
• 20 year agreements priced < $35/MWh
• Unanimous settlement and agreement among WR, Staff and
CURB
Predetermination Request for Additional Renewables
Approved
Citi Utility Conference June 2, 2011

7 2011 Plans Citi Utility Conference June 2, 2011

Significant Planned Regulatory Agenda
• Predetermination request for 370MW of renewables approved
• Updated TDC tariff approved
• KCC docket reviewing retrofit economics for coal plants
• Predetermination of La Cygne environmental project (intervenor)
• Request siting authority for Prairie Wind Transmission line
• Update ECRR tariff
• Update energy efficiency rider
• Plan to file general rate case late spring or early summer
Citi Utility Conference June 2, 2011
Complete In process

2011 Earnings Guidance of $1.65 to $1.80
• Planned price adjustments via tracking adjustments
• Expect weather adjusted retail sales to grow
<1%
• O&M increase
<2%
• SG&A flat to decrease
<1%
• Depreciation increase
<$15
million
• AFUDC equity decrease
<$2
million
• COLI proceeds of
<$0.10
per share
• Interest charges increase
<$5
million
• Effective tax rate of 29% - 31%
• Funding 2011 construction program
– Issue 12.7 million shares already priced under forward sale agreements
– Draw on revolving credit facilities and/or issuance of debt
Citi Utility Conference June 2, 2011

Annualized Rate & Revenue Changes
Actual and Estimated
2010 2011 2012
(Estimated)
Base rates $17 million
Feb
(Abbreviated rate case)
TBD
Transmission rates $16 million
Jan 1
$17 million
Jan 1
<$ 17
million
Jan 1
ECRR $14 million
June 1
$10 million
June 1
<$ 29
million
June 1
Energy Efficiency $6 million
November
<$11
million
November
(Estimated)
<$13
million
November
Citi Utility Conference June 2, 2011
Complete In process

Major Construction Projects Underway
• Environmental (Air Quality)
– Lawrence Energy Center
• Fabric filters, rebuild scrubbers, precipitator, low NOx system
– Jeffrey Energy Center
• SCR on 1 unit
– La Cygne Energy Center
• Scrubbers, fabric filters, common chimney, SCR and low NOx system
• Transmission
– Wichita to Oklahoma 345 kV
– Planning and design Prairie Wind line
(<100
mile double circuit 345
kV)
• SmartStar Lawrence
– $40 million project reduced by 50% DOE match
• Advanced outage management
• Automated metering infrastructure
Citi Utility Conference June 2, 2011

Capital Expenditure Forecast 2011 - 2013
Actual Forecast Forecast Forecast Forecast
2010 2011 2012 2013 2011 - 2013 Method of Cost Recovery
Generation  replacements and other 83.4 $       130.4 $    146.4 $    150.6 $    427.4 $    General Rate Case (GRC)
Westar environmental 107.7        181.1        200.1        154.3        535.5       ECRR
La Cygne environmental 3.9            63.0          171.0        195.1        429.1       ECRR
Nuclear Fuel 35.3          25.1          30.1          41.7          96.9         Fuel adjustment clause
Transmission 197.3        192.7        161.3        164.1        518.1       FERC formula rate/TDC
Distribution
  New customers, replacements & other 78.7          95.9          102.2        106.4        304.5       GRC
Smart grid (a) 10.3          13.6          13.6         GRC
Other 23.5          19.8          15.0          11.0          45.8         GRC
Total 540.1 $     721.6 $    826.1 $    823.2 $    2,370.9 $
(a) net of DOE matching grant
In 2011, 2012 and 2013, Westar plans to incur additional expenditures related to the Prairie Wind Transmission joint venture (not inlcuded in above forecast amounts).
Prairie Wind Transmission joint venture
2.7 $         22.5 $       13.8 $       39.0 $
Citi Utility Conference June 2, 2011

Capital Expenditure Forecast 2011 - 2013
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2010 2011 2012 2013
$540
$722
$826 $823
Environmental Other Transmission
62%
65%
61%
Citi Utility Conference June 2, 2011
57%

Cash Flow Guidance
Citi Utility Conference June 2, 2011
2011E
(Millions)
Net income 205 $
Depreciation and amortization 285
Cash from operations 490
Less: Cash dividends 145
Internally generated cash 345
Less: CapEx 722
Net cash flow required (377) $
Assumptions and notes:
Net Income – midpoint of 2011 EPS guidance times average shares outstanding
Average shares assumes issuance of shares priced under forward sale agreements
Cash dividends - $1.28 indicated annual dividend with 6.5% of common dividend being reinvested

Projected Rate Base 2010 – 2015
(in billions)
2010 2011 2012 2013 2014 2015
Base Environmental Transmission
$6.7
$6.3
$5.9
$5.4
$5.0
$4.5
$3.5 $3.5 $3.5 $3.6 $3.7 $3.8
Citi Utility Conference June 2, 2011
$0.6
$0.8
$1.0
$1.1
$1.2
$1.4
$0.4
$0.6
$0.9
$1.2
$1.4
$1.5

16 Transmission Citi Utility Conference June 2, 2011

Concordia
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Rose Hill

Westar Energy.

Major Transmission Investments Underway
• Rose Hill – Oklahoma
Under  construction
• Target completion mid 2012
• Investment
<$100
million
• Prairie Wind Transmission
• 50/50 JV with ETA
• Siting request Feb 2011
• Begin construction mid 2012
• Approximately 110 miles
• Estimated completion 2014
• Project cost
<$225
million
Citi Utility Conference June 2, 2011

Prairie Wind Transmission Regulation
• Received FERC incentives
– Recovery of pre-commercial development costs
– CWIP recovery in rate base
– Allowed ROE of 12.8%
• KCC
– Siting request filed Feb 28, 2011
– Decision expected by June 28, 2011
• Southwest Power Pool
– Regional cost allocation approved by FERC
– “Notice to Construct” accepted
– JV became a member of the SPP
– Awaiting SPP adoption of formula rate
Citi Utility Conference June 2, 2011

Concordia
Iatan
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Wichita
Rose Hill

Westar Energy.

Potential for High Voltage Transmission Growth
A. JEC to Iatan
Energy Center
B. JEC to Concordia
C. Concordia to
Salina
D. Salina to Hays
E. JEC to Swissvale
F. Hutchinson to
Spearville
G. Wichita to Rose
Hill
H. Wolf Creek to
Emporia
F
G
A
B
C
E
D
H
Citi Utility Conference June 2, 2011

20 Profile Citi Utility Conference June 2, 2011

Leavenworth
Manhattan
Topeka
Lawrence
Olathe
Salina
Emporia
Hutchinson
El Dorado
Wichita
Pittsburg

Westar Energy

Strategic Approach
• Embrace uncertainty and acknowledge inability to predict the future
• Place a high value on flexibility
– Operational
– Financial
– Regulatory
• Leverage actions and strategies around intrinsic advantages
• Seek collaborative and constructive approaches to regulation
• Value proposition
–
Protect against downside while growing investor returns
Citi Utility Conference June 2, 2011
Pure-play, vertically
integrated, rate-regulated
•
<7,000
MW of generation
• 6,200 miles transmission
• 687,000 customers

Regulatory Approach
• A sound regulatory and energy policy platform
– KCC and FERC
• Ultimately results in lower rates for customers
Time
Traditional GRC
Riders coupled with GRC
Ultimately,
lower rates
Citi Utility Conference June 2, 2011

Favorable Supply Portfolio
$53.42
$17.69
$6.53
Uranium Coal Gas
Ave. Fuel Cost
$18.41/MWh
Fuel Mix
Coal
49%
Gas
39%
Wind
4%
Uranium
8%
MW Capacity
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
10.0¢
Westar Energy Kansas City Power
and Light (KS)
Empire District
Electric (KS)
National
Average
7.8¢
8.6¢
9.3¢
Low Rates
Source: Edison Electric Institute 01/01/2011
Coal
74%
Gas
7%
Wind
3%
Uranium
16%
Cost of Fuel
Citi Utility Conference June 2, 2011

Diverse Energy Sales (MWh)
Chemical & oil
Food
processing
Aerospace
Consumer
manufacturing
Other
Commercial
38%
Residential
35%
Industrial
27%
39%
17%
16%
16%
12%
12%
18%
8%
7%
3%
4%
48%
Other
General
merchandise
Grocery/
Convenience
Real estate
Health care
Government
Education
Citi Utility Conference June 2, 2011

Unemployment
(latest 12 months)
Unemployment %'s
11
10
9
8
7
6
5
4
3
Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar
U.S.
KS

Westar Energy.

Strong Service Territory
• Overall economic conditions
significantly better than nation
– No real estate crash
– State unemployment remains
2+ pts favorable to nation
• Industrial sales showing signs
of recovery
– Sales continue to be up 6%
over rolling 12 month period
ending March 2011
• Pentagon awards refueling
tanker contract to Boeing
– Benefits Wichita and Kansas
economy
Citi Utility Conference June 2, 2011

Secured	Unsecured	Outlook
Moody's	Baa1	Baa3	Positive
Fitch Ratings	BBB+	BBB	Positive
Standard & Poor's	BBB+	BBB	Stable

Westar Energy.

Capitalization and Liquidity
• Target
<50/50
capital structure
• Solid investment grade credit
• Total credit facility capacity $1 billion
• No bonds mature before 2014
March 31, 2011
(a)
(millions)
Long-term, net $2,491
Preferred 21
Common 2,409
Total Capitalization $4,921
Debt
51%
Equity
49%
Preferred
<1%
(a) Capitalization excludes short-term debt and
adjustments for VIEs
Citi Utility Conference June 2, 2011

$0.92
$1.00
$1.08
$1.16
$1.20
$1.24
$1.28
$0.75
$0.85
$0.95
$1.05
$1.15
$1.25
$1.35
2005 2006 2007 2008 2009 2010 2011
Dividend
• Quarterly dividend increased 3% effective April 1
• Long-standing dividend payout target of 60%-75% of earnings
– 2011 guidance implies payout at upper end of range
Indicated
annual rate
Citi Utility Conference June 2, 2011

Westar’s Value Proposition
• Solid, transparent business strategy
• Strong, experienced utility management team
• Thoughtful, disciplined approach to operations, capital planning and financing
• Constructive regulatory and policy environment
– Results in lower prices for customers
– Provides investors clarity
• Focus on containing risks and maintaining returns
• Diverse customer base and stable service territory
Citi Utility Conference June 2, 2011

29 Rates and Regulation Citi Utility Conference June 2, 2011

Regulatory Approach
• A sound regulatory and energy policy platform
– KCC and FERC
• Ultimately results in lower rates for customers
Time
Traditional GRC
Riders coupled with GRC
Ultimately,
lower rates
Citi Utility Conference June 2, 2011

Methods of Cost Recovery
Revenue Requirement Method of Recovery Comment
1. Fuel, purchased power and
environmental consumables
Quarterly adjustment based on
forecasted cost, with annual true-up
Adjusts prices for actual costs,
protecting both customers and
investors from mispricing
2. Environmental capital Environmental Cost Recovery Rider
adjusts annually
Allows annual price adjustment to
reflect capital costs for investments
in emission controls
3. Transmission rate recovery FERC formula rate adjusts annually;
companion retail tariff to reflect
current revenue requirement
Timely recovery of transmission
system operating and capital costs
4. General capital investments Traditional rate case, but with predetermination and CWIP
Typical rate case reflects current
level of operating expenses and
most recent plant investment
5. Property taxes Annual adjustment to reflect current
property taxes
Allows timely recovery of actual
property tax costs in current rates
6. Extraordinary storm damages Traditionally deferred accounting treatment as rate base
Smoothes period expenses for
extraordinary storm restoration costs
7. Pension expenses Deferred as a regulatory asset for
subsequent recovery
Smoothes period expenses in
excess of amount in base rates
8. Energy efficiency programs Deferred as a regulatory asset for subsequent recovery
Smoothes period expenses for
energy efficiency programs
Citi Utility Conference June 2, 2011

Retail Energy Cost Adjustment (RECA)
• Provides timely price adjustments for fuel and purchased power costs
• Retail rates based on forecast of fuel and purchased power costs and retail sales
– Set quarterly
– Difference between forecast and actual is deferred
• Quarterly approach produces more stable prices
• Annual settlement of deferred balance
• RECA also used to rebate wholesale margins as a credit to retail cost of service
– Energy Marketing (i.e., non-asset) margins continue to be excluded from rate setting
Citi Utility Conference June 2, 2011

Environmental Cost Recovery Rider Mechanics
• ECRR adjusts retail rates annually to reflect capital investments in emission controls
– Investments as of December 31 recovered in rates subsequent June
– Eliminates need to file a rate case to capture rate base additions
•
Return of
and on
capital that is in service December 31
•
Return on
capital not yet placed in service December 31 (i.e., CWIP)
• ECRR reduces regulatory lag
– Regulatory lag limited to months, rather than longer lag typically associated with traditional rate case filings
Citi Utility Conference June 2, 2011

Clean Air Investment (1)	2008	2009	2010	2011	2012	2013
Year 1 Investment	$ 238.4					
Year 2 Investment		$ 85.2				
Year 3 Investment			$ 111.7			
Year 4 Investment				$ 244.1		
Year 5 Investment					$ 375.1	
Year 6 Investment						$ 349.4
Environmental Investment	$ 238.4	$ 323.6	$ 435.3	$ 679.4	$ 1,054.5	$ 1,403.9
Accumulated Depreciation Clean Air Investment						
Depreciation on Year 1 Investment	$ 4.8	$ 9.5	$ 9.5	$ 9.5	$ 9.5	$ 9.5
Depreciation on Year 2 Investment		1.7	3.4	3.4	3.4	3.4
Depreciation on Year 3 Investment			2.2	4.5	4.5	4.5
Depreciation on Year 4 Investment				4.9	9.8	9.8
Depreciation on Year 5 Investment					7.5	15.0
Depreciation on Year 6 Investment						7.0
Annual Depreciation	$ 4.8	$ 11.2	$ 15.2	$ 22.3	$ 34.7	$ 49.2
Total Accum Depreciation for Environmental Investment	$ 4.8	$ 16.0	$ 31.2	$ 53.5	$ 88.2	$ 137.3
Environmental Investment, net of Accum. Depreciation	$ 233.6	$ 307.6	$ 404.1	$ 625.9	$ 966.3	$ 1,266.6
Return *on* prior YE investment balance (2)		**$ 28.0**	**$ 36.9**	**$ 48.5**	**$ 75.1**	**$ 116.0**
Return *of* prior YE investments completed		**4.8**	**11.2**	**15.2**	**22.3**	**34.7**
Annual ECRR Revenue Requirement		**$ 32.8**	**$ 48.2**	**$ 63.7**	**$ 97.4**	**$ 150.6**
Estimated calendar year revenue recognition (3)		**$ 19.1**	**$ 41.8**	**$ 57.2**	**$ 83.3**	**$ 128.5**
Cumulative ECRR revenue recognition		**$ 19.1**	**$ 60.9**	**$ 118.1**	**$ 201.4**	**$ 329.9**

Westar Energy.

Illustrative ECRR Mechanics
(1) Illustration reflects only the projects publicly announced and assumes one-half of annual investment in service at year end
(2)
Illustration uses <12% pretax return and 4% depreciation recovery
(3) Annual ECRR Tariff is effective June 1; assume Jan-May at prior year revenue requirement and Jun-Dec at new revenue requirement
Citi Utility Conference June 2, 2011

Transmission Cost Recovery
• FERC formula transmission rate
– Changes in cost of service reflected in annual update of FERC tariff
• Update posted each October using projected test year
– Capital expenditures
– O&M
– Tariff based on year-end consolidated capital structure
• FERC transmission changes effective January 1
• Allowed ROE 11.3%
• Annual true-up compares projected revenue requirement to actual, with difference incorporated into next update
– Incentives on recently completed central Kansas line
• 12.3% ROE
• Accelerated book depreciation of 15 vs. 45 years
• Transmission Delivery Charge (TDC)
– Retail rates adjusted to match changes to FERC tariff
Citi Utility Conference June 2, 2011

Transmission Formula Rate Mechanics
• Fixed formula with changing inputs
– Updated annually using Form 1 data
– Established protocols for updates
• Uses projected test year
– Rate base (based on 13 month average)
– O&M, depreciation and taxes
– Cost of debt
• Annual true-up
incorporated in subsequent year’s formula inputs
Establish
Proj. 2011
Rev.  Req.
Establish
Proj. 2012
Rev. Req.
Start of 2012
Rate Year
Start of 2011
Rate Year
FERC
Form 1
Released
True-up between ’10
Proj. Rev. Req. and
Actual Rev. Req.
Transmission Formula Rate Time Line
Citi Utility Conference June 2, 2011

Statutes for Predetermination and CWIP
• Predetermination
– Utilities can obtain order establishing ratemaking principles that will apply over the life of the asset
• Construction Work in Progress (CWIP)
– Utilities can include CWIP in rate cases
Citi Utility Conference June 2, 2011

Pension Tracker
• Defer as regulatory asset shortfall between funding of GAAP pension/OPEB expense and pension/OPEB currently authorized
in rates
• Maintain minimum funding level equal to GAAP pension/OPEB
expense
• Recover deferred expenses through multi-year amortization as part of next rate case
Citi Utility Conference June 2, 2011

Energy Efficiency Initiatives
• SmartStar Lawrence smart grid project
–
Installing <48,000 “smart”
meters
– Advanced outage management system
–
Total project cost of <$40 million
• Reduced by 50% DOE match
– Expect to implement over 2 - 3 years
• Deferred accounting for the cost of energy efficiency initiatives, such as
– Smart thermostats
– Customer educational programs
– Demand response programs
Citi Utility Conference June 2, 2011

Kansas’ Renewable Requirements
• Renewable Portfolio Standard established
– Installed capability standard in lieu of energy standard
• 10% of peak load by 2011, 15% by 2016 and 20% after 2020
– If generated in Kansas, treated at 110% of requirement
– Relief from standard possible if costs would increase prices >1%
• Potential to offset with RECs for initial period
• Limited net metering
– Limited to 1% of peak demand
– Customer’s net metered sales can’t produce net negative sales
• Environmental predictability
– Legislation precludes state air emission levels from being more stringent than federal standards
Citi Utility Conference June 2, 2011

Capital Structure for Ratemaking (Per Recent Orders)
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
48.66% 6.55% 3.19% 3.19%
Preferred
0.51 4.55 .02 .04
Common
50.83 10.40 5.29 8.77
100.00% 8.50% 12.00%
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
52.38% 6.13% 3.21% 3.21%
Preferred
0.45 4.52 .02 .03
Common
47.17 11.30 5.33 8.82
100.00% 8.56% 12.06%
KCC
FERC Transmission
(1) Incentive ROE of 12.3% for applicable rate base
(1)
Citi Utility Conference June 2, 2011

General Rate Case Process
Citi Utility Conference June 2, 2011
Prepare case using
historical test year
w/pro forma updates
Company files its
request
Interventions Discovery
Technical hearings Briefs
Decision
(240 days after filing)
Staff / Interveners
file response to
company request
Rebuttal testimony
Public hearings
(typically at multiple
locations in service
area)
Settlement / Pre-hearing
conference
Rates implemented
(generally within
30
days)

43 Background Citi Utility Conference June 2, 2011

Westar Energy Legal Structure
Kansas Gas and
Electric Company
Consolidated capital
structure is used for
ratemaking
(Rate regulated utility)
(Rate regulated utility)
Westar Energy, Inc.
Parent
Subsidiary
Combined company
does business under
the name “Westar
Energy”
Citi Utility Conference June 2, 2011

Meridian Way
Post Rock
Central Plains
Ironwood
Flat Ridge
Jeffrey
Rolling Meadows
Tecumseh
Lawrence
Abilene
Emporia
LaCygne
Hutchinson
Wolf Creek
Gordon Evans
Murray Gill
Neosho
State Line
Spring Creek

Westar Energy

45 Westar’s Generating Resources Citi Utility Conference June 2, 2011 Indicates proposed facility

Westar’s Plants
Westar's
MW Operator Years Installed
Pulverized coal
Jeffrey Energy Center 1,992 Westar 1978, 1980, 1983
Lawrence Energy Center 531 Westar 1954, 1960, 1971
Tecumseh Energy Center 205 Westar 1957, 1962
LaCygne Station 709 KCPL 1973, 1977
Nuclear
Wolf Creek 544 WCNOC (1) 1985
Gas steam turbine
Gordon Evans Energy Center 539 Westar 1961, 1967
Hutchinson Energy Center 167 Westar 1965
Murray Gill Energy Center 293 Westar 1952, 1954, 1956, 1959
Gas combustion turbine
Abilene Energy Center 68 Westar 1973
Gordon Evans Energy Center 294 Westar 2000, 2001
Hutchinson Energy Center 230 Westar 1974, 1975
Spring Creek Energy Center 279 Westar 2001
Tecumseh Energy Center 37 Westar 1972
Emporia Energy Center 663 Westar 2008, 2009
Gas combined cycle
State Line 201 EDE Co. 2001
Wind
Meridian Way 96 Horizon (2) 2008
Central Plains 99 Westar 2009
Flat Ridge 100 Westar (3) 2009
Available generation
At Dec. 31, 2010 7,047
(1) Wolf Creek Nuclear Operating Company is a company formed specifically to operate Wolf Creek for its owners.  WCNOC is governed by a board of directors consisting of the CEO of WCNOC and senior executives of the plant owners.
(2) 100% of generation purchased under Power Purchase Agreement (PPA)
(3) 50% owned and 50% of generation purchased under PPA from BP Alternative Energy
Westar Energy
2010 Results
NERC
5-Year Average
Plant Performance
94.0%
83.0%
92.6%
89.3%
87.0%
90.1%
71.3%
73.7%
0%
20%
40%
60%
80%
100%
Coal Capacity
Factor
Wolf Creek
Capacity Factor
Coal Availability
Factor
Wolf Creek
Availability
Factor
Citi Utility Conference June 2, 2011

Low Embedded Cost

$600
$450
$300
$150
$0
$/KW
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC 2
TEC 8
LEC 4
TEC 7
LEC 3

Heat Rate

13,000
11,000
9,000
7,000
5,000
Btu/kWh
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC 2
TEC 8
LEC 4
TEC 7
LEC 3

Westar Energy.

Low-Cost Coal Fleet
• Very low fuel cost
– PRB coal
– Excellent rail arrangements
– Proximity to mines
• Low embedded capital cost
• No high-heat rate obsolete
plants
LAC 2 subject to lease agreement
Citi Utility Conference June 2, 2011

Westar Energy Coal Fleet
Unit
Capacity
(MW)
WR Share
(MW) Age
Heat Rate
(Btu/kWh)
Net Book
Value
(Millions) $/KW
Jeffrey 2 725            667            30 11,256 154 $         231 $
Jeffrey 1 722            665            32 11,204 166 $         250 $
Jeffrey 3 716            659            27 11,265 255 $         387 $
Lawrence 5 371            371            39 10,713 71 $           190 $
La Cygne 1 736            368            37 10,497 114 $         309 $
La Cygne 2
(a)
682            341            33 10,500 14 $           41 $
Tecumseh 8 129            129            48 11,189 17 $           134 $
Lawrence 4 108            108            50 11,605 47 $           438 $
Tecumseh 7 73              73              53 11,749 26 $           359 $
Lawrence 3 50              50              56 11,707 26 $           509 $
3,431
(a)  Subject to lease agreement
Citi Utility Conference June 2, 2011

Westar Coal Fleet Emission Control Equipment
Unit Scrubber Precipitator Fabric Filter Low NOx SCR
Jeffrey 1 Yes Yes No plans Yes Planned
Jeffrey 2 Yes Yes No plans Planned No plans
Jeffrey 3 Yes Yes No plans Yes No plans
La Cygne 1 Yes NA Planned Yes Yes
La Cygne 2 Planned Yes Planned Planned Planned
Lawrence 3 No plans Yes No plans Planned No plans
Lawrence 4 Yes NA Planned Planned No plans
Lawrence 5 Yes NA Planned Planned No plans
Tecumseh 7 No plans Yes No plans Planned No plans
Tecumseh 8 No plans Yes No plans Planned No plans
NA - Not Applicable
No present projects underway for CO2
Citi Utility Conference June 2, 2011

Dramatic Improvement in Air Quality
0
40

2005 2006 2007 2008 2009 2010
20
40
60
2005 2006 2007 2008 2009 2010
Sulfur Dioxide 82%
(000 tons)
Nitrogen Oxide 48%
(000 tons)
Citi Utility Conference June 2, 2011

Westar-operated plant fuel supply (80%)
• JEC supply under contract through 2020 (10+ million tons/year)
– 70% has no market openers
– 30% reopened on price every 5 years
• Next re-pricing will occur in 2013
– All volumes have cost escalators
– Rail contract through 2013
• LEC/TEC supply under contract until 2012 (3.5 million tons/year)
– 100% at fixed price or capped through 2012
– Rail contract through 2013
Co-owned plant fuel supply managed by GXP (20%)
• LAC supply (3 million tons/year)
Coal Supply
Citi Utility Conference June 2, 2011